UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report

to Shareholders

Deutsche Short-Term Municipal Bond Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights

31	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Information About Your Fund’s Expenses
41	Tax Information
42	Advisory Agreement Board Considerations and Fee Evaluation
47	Board Members and Officers
52	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Short-Term Municipal Bond Fund

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Short-Term Municipal Bond Fund	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Deutsche Short-Term Municipal Bond Fund posted a total return for the 12 months ended October 31, 2017 of 0.67%. This compared to a return of 1.06% for the unmanaged Bloomberg Barclays 1-Year General Obligation Bond Index and 1.30% for the unmanaged Bloomberg Barclays 3-Year (2–4) Municipal Bond Index.

Investment Process

Under normal market conditions, the fund invests at least 80% of its assets in municipal securities that pay interest exempt from regular federal income tax. Portfolio management looks for securities that it believes offer the best value, typically weighing a number of factors, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, credit condition and outlook, liquidity, and changes in supply and demand within the municipal bond market.

As the period opened, expectations were upended by the results of the November 2016 U.S. elections, which left the Republicans in control of the White House and both houses of Congress. Treasury yields rose sharply in anticipation that the new administration would move to implement business-friendly measures, such as lower taxes, reduced regulation and increased infrastructure spending. Bond prices overall weakened as interest rates rose, and investors fled municipal bonds on fears over the potential impact of tax cuts on demand. These trends remained generally in force into March of 2017, when a softening in global energy prices led inflation expectations and Treasury yields lower. March also saw the Republicans fail to agree on a plan to reform health care, raising uncertainty about the implementation of the Trump administration’s overall economic agenda and boosting sentiment with respect to municipals.

4	Deutsche Short-Term Municipal Bond Fund

In June of 2017, the Federal Reserve implemented its third rate hike since December of 2016. At its September 2017 meeting, the Fed announced that it would begin to gradually reduce its holdings of mortgage-backed securities and Treasuries in October. The plan to reduce the Fed’s balance sheet had been extensively foreshadowed and the bond market reaction to the announcement of the actual launch date was muted.

Municipal Bond Yield Curve (as of 10/31/16 and 10/31/17)

Source: Thompson Reuters as of 10/31/17.

Chart is for illustrative purposes only and does not represent any Deutsche AM product

For the 12 months ended October 31, 2017, yields on two-year municipal issues rose 25 basis points, from 0.84% to 1.09%, while bonds with five-year maturities experienced a yield increase of 29 basis points, from 1.13% to 1.42%, and seven-year municipal yields rose 32 basis points from 1.36% to 1.68%. The 30-year municipal yield rose 27 basis points from 2.56% to 2.83%. (100 basis points equals one percentage point. See the graph above for municipal bond yield changes from the beginning to the end of the period.)

Positive and Negative Contributors to Performance

Entering the period, we had trimmed exposure to bonds in the two-to-three-year range in anticipation of declining prices due to money market reforms taking effect in October of 2016. Proceeds were instead invested in floating rate, cash equivalent issues for which yields were at multiyear highs, along with issues in the seven-to-eight-year range in order to maintain a neutral duration and corresponding interest rate sensitivity. The fund’s barbelled positioning acted as a mild constraint on returns as municipals with maturities between six and eight years slightly underperformed in the period.

Deutsche Short-Term Municipal Bond Fund	5

The fund’s significant exposure to A-rated issues boosted performance, as these issues benefited from spread tightening and added yield vs. AA and AAA bonds. With respect to sectors, holdings of transportation and health care bonds helped returns, as investors continued to be attracted to their yield profile relative to other similarly rated issues. The Fund was notably underweight lower-yielding pre-refunded bonds in favor of what we believed were better opportunities, and this added to performance as well.

“Municipal yields remain quite low by historical standards, and were at below average levels relative to U.S. Treasuries at period end.”

Outlook and Positioning

Municipal yields remain quite low by historical standards, and were at below average levels relative to U.S. Treasuries at period end. At the end of October 2017, the two-year municipal yield of 1.09% was 68.1% of the 1.60% yield on the comparable maturity U.S. Treasury as compared to 100% twelve months earlier. The five-year municipal yield of 1.42% was 70.6% of the 2.01% yield on the comparable maturity U.S. Treasury vs. 86.3% twelve months earlier. At period-end, the front end of the municipal yield curve was relatively flat, reducing the income advantage to be gained from going out on the curve. As a result, we have reduced the fund’s exposure to the seven-to-eight-year maturity range.

Credit spreads are narrow by historical standards in the wake of the global search for yield. With respect to the fund’s credit positioning, we view spreads for issues rated A and BBB as somewhere between fair value and expensive, and are being selective in adding exposure there. An additional factor to which we are paying close attention is that bond covenants have generally become less favorable following a period when new municipal issues have been subscribed several times over.

6	Deutsche Short-Term Municipal Bond Fund

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2003.

—	Joined Deutsche Asset Management in 1986.

—	Co-Head of Municipal Bonds.

—	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

—	Joined Deutsche Asset Management in 1989.

—	BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

—	Joined Deutsche Asset Management in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.

—	Municipal Trader: Boston.

—	BA and MBA, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche Short-Term Municipal Bond Fund	7

Terms to Know

The Bloomberg Barclays 1-Year General Obligation Bond Index tracks the performance of investment-grade tax-exempt bonds with maturities of less than two years.

The Bloomberg Barclays 3-Year (2–4) Municipal Bond Index is a market-value-weighted index which covers those issues with remaining maturities of two to four years within the U.S. investment-grade tax-exempt bond market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Barbell strategies involve balancing a concentrated investment in shorter maturity bonds with one in longer maturity bonds.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark.

Underweight means the fund holds a lower weighting.

Spread refers to the yield advantage provided by credit sensitive securities relative to comparable maturity U.S. Treasuries. The yield spread for an individual security may tighten or widen depending on shifts in the outlook for timely repayment of principal and interest.

8	Deutsche Short-Term Municipal Bond Fund

Performance Summary	October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	0.67%	0.56%	1.46%
Adjusted for the Maximum Sales Charge (max 2.00% load)	–1.34%	0.16%	1.25%
Bloomberg Barclays 1-Year G.O. Bond Index†	1.06%	0.71%	1.59%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	1.30%	1.22%	2.57%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	–0.08%	–0.17%	0.70%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.08%	–0.17%	0.70%
Bloomberg Barclays 1-Year G.O. Bond Index†	1.06%	0.71%	1.59%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	1.30%	1.22%	2.57%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	0.82%	0.73%	1.63%
Bloomberg Barclays 1-Year G.O. Bond Index†	1.06%	0.71%	1.59%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	1.30%	1.22%	2.57%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	0.92%	0.82%	1.71%
Bloomberg Barclays 1-Year G.O. Bond Index†	1.06%	0.71%	1.59%
Bloomberg Barclays 3-Year (2–4) Municipal Bond Index††	1.30%	1.22%	2.57%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 0.90%, 1.67%, 0.74% and 0.65% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche Short-Term Municipal Bond Fund	9

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A portion of the fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.00%. This results in a net initial investment of $9,800.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	The Bloomberg Barclays 1-Year General Obligation Bond Index tracks the performance of investment-grade tax-exempt bonds with maturities of less than one year.

††	The Bloomberg Barclays 3-Year (2–4) Municipal Bond Index is a market-value-weighted index which covers those issues with remaining maturities of two to four years within the U.S. investment-grade tax-exempt bond market.

Deutsche Short-Term Municipal Bond Fund	10

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/17	$10.10	$10.10	$10.09	$10.10
10/31/16	$10.16	$10.16	$10.15	$10.16
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$.13	$.05	$.14	$.15
October Income Dividend	$.0108	$.0043	$.0121	$.0129
SEC 30-day Yield†††	.70%	–.02%	.87%	.97%
Tax Equivalent Yield†††	1.24%	N/A	1.53%	1.71%
Current Annualized Distribution Rate†††	1.28%	.52%	1.44%	1.54%

†††	The SEC yield is net investment income per share earned over the month ended October 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.53%, -0.16%, 0.54% and 0.68% for Class A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 43.40%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 1.11%, 0.38%, 1.11% and 1.25% for Class A, C, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Deutsche Short-Term Municipal Bond Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	10/31/17	10/31/16
Revenue Bonds	61%	62%
General Obligation Bonds	27%	28%
Escrow to Maturity/Prerefunded Bonds	8%	6%
Lease Obligations	4%	4%
	100%	100%

Interest Rate Sensitivity	10/31/17	10/31/16
Effective Maturity	2.3 years	2.4 years
Modified Duration	1.8 years	1.8 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality (As a % of Investment Portfolio)	10/31/17	10/31/16
AAA	32%	25%
AA	40%	45%
A	24%	25%
BBB	3%	3%
Not Rated	1%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State Allocations (As a % of Investment Portfolio)	10/31/17	10/31/16
Texas	22%	17%
New York	13%	12%
Florida	8%	7%
California	7%	7%
Pennsylvania	5%	4%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

12	Deutsche Short-Term Municipal Bond Fund

Investment Portfolio	as of October 31, 2017

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 102.1%
Alaska 0.1%
Alaska, State Housing Finance Corp., Mortgage Revenue, Series A, 4.0%, 6/1/2040	215,000	217,881

Arizona 3.1%
Arizona, Health Facilities Authority Revenue, Banner Health:
Series D, Prerefunded 1/1/2018 @ 100, 5.5%, 1/1/2019	5,000,000	5,036,850
Series D, Prerefunded 1/1/2018 @ 100, 5.5%, 1/1/2031	2,325,000	2,342,135
Maricopa County, AZ, Certificates of Participation, 5.0%, 7/1/2018	680,000	697,667
Scottsdale, AZ, General Obligation, 3.0%, 7/1/2019	1,000,000	1,030,730

		9,107,382

California 6.9%
California, State Department of Water Resources, Central Valley Project, Water Systems Revenue, Series AT, MUNIPSA +0.37%, 1.29% *, Mandatory Put 12/1/2022 @ 100, 12/1/2035	4,000,000	4,001,760
California, State General Obligation, 5.25%, 4/1/2022	1,615,000	1,709,930
California, State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Series A, AMT, 1.25% *, Mandatory Put 2/1/2018 @ 100, 8/1/2023	1,500,000	1,500,000
California, State Public Works Board, Lease Revenue, Judicial Council Projects, Series D, 5.0%, 12/1/2020	1,000,000	1,113,930
Los Angeles County, CA, Tax & Revenue Anticipation Notes, 5.0%, 6/29/2018	2,500,000	2,565,225
Los Angeles, CA, Harbor Department, Series A, AMT, 5.0%, 8/1/2024	1,500,000	1,803,645
Port of Oakland, CA, Series O, AMT, 5.0%, 5/1/2020	3,000,000	3,271,110
San Francisco City & County, CA, Airports Commission, International Airport Revenue, Series 2018A, AMT, 5.0%, 5/1/2019 (a)	4,000,000	4,181,320

		20,146,920

Connecticut 0.5%
Connecticut, State Housing Finance Program Authority Revenue, Series A-1, 4.0%, 11/15/2047	1,445,000	1,561,886

District of Columbia 1.2%
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 5.5%, 10/1/2023, INS: AGMC	3,000,000	3,438,870

The accompanying notes are an integral part of the financial statements.

Deutsche Short-Term Municipal Bond Fund	13

	Principal Amount ($)	Value ($)

Florida 7.8%
Broward County, FL, Airport Systems Revenue, Series P-1, AMT, 5.0%, 10/1/2021	2,640,000	2,970,634
Florida, Housing Finance Corp. Revenue, Homeowner Mortgage Special Program, Series A, 5.0%, 7/1/2028	260,000	266,791
Florida, State Board of Public Education, Capital Outlay, Series B, 5.0%, 6/1/2019	1,310,000	1,388,548
Lee County, FL, Airport Revenue, Series A, AMT, 5.5%, 10/1/2023	1,250,000	1,425,900
Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center of Florida, Inc., 5.0%, 11/15/2021	1,000,000	1,117,820
Miami-Dade County, FL, Aviation Revenue:
Series B, AMT, 5.0%, 10/1/2019	6,000,000	6,398,220
AMT, 5.0%, 10/1/2022	1,000,000	1,153,900
Monroe County, FL, School District, Sales Tax Revenue, 5.0%, 10/1/2021, INS: AGMC	325,000	368,608
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,508,350
Tampa, FL, Solid Waste Systems Revenue, AMT, 5.0%, 10/1/2019, INS: AGMC	5,000,000	5,329,850

		22,928,621

Georgia 3.4%
Atlanta, GA, Airport Revenue, Series B, AMT, 5.0%, 1/1/2022	1,000,000	1,106,430
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.0%, 2/15/2018	2,000,000	2,021,820
Series A, 5.0%, 2/15/2019	1,500,000	1,570,140
Georgia, Municipal Electric Authority, Project One:
Series A, 5.0%, 1/1/2021	1,580,000	1,745,568
Series A, 5.0%, 1/1/2022	2,310,000	2,604,225
Georgia, State Road & Tollway Authority Revenue, Series B, 5.0%, 6/1/2019	935,000	990,754

		10,038,937

Idaho 0.5%
Idaho, State Tax Anticipation Notes, 4.0%, 6/29/2018	1,430,000	1,457,270

Illinois 4.4%
Chicago, IL, Board of Education, Series A, 5.25%, 12/1/2018, INS: NATL	1,830,000	1,836,313
Chicago, IL, O’Hare International Airport Revenue, Series D, AMT, 5.25%, 1/1/2019	1,000,000	1,045,110
Illinois, Railsplitter Tobacco Settlement Authority Revenue, 5.25%, 6/1/2020	2,000,000	2,196,060

The accompanying notes are an integral part of the financial statements.

14	Deutsche Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Illinois, State General Obligation, Series D, 5.0%, 11/1/2020 (a)	1,000,000	1,065,440
Illinois, State Sales Tax Revenue, Junior Obligation, Series A, 5.0%, 6/15/2022	1,500,000	1,696,875
Lake County, IL, Forest Preserve District, Series A, 0.67% of 3-month USD-LIBOR +0.48%, 1.364% *, 12/15/2020	5,000,000	5,011,200

		12,850,998

Indiana 0.8%
Indiana, State Health Facility Financing Authority, Ascension Health Credit Group, Series A-2, 4.0%, Mandatory Put 3/1/2019 @ 100, 11/15/2036	2,250,000	2,331,968

Maine 0.4%
Maine, State Housing Authority Mortgage Revenue, Series A-1, AMT, 4.5%, 11/15/2028	1,045,000	1,092,370

Maryland 1.1%
Maryland, State Department of Transportation Consolidated Revenue, Prerefunded 2/15/2021 @ 100, 5.0%, 2/15/2026	1,260,000	1,411,200
Maryland, State Transportation Authority, Transportation Facilities Project Revenue, 5.0%, 7/1/2019	1,570,000	1,670,386

		3,081,586

Massachusetts 4.3%
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series M-3, MUNIPSA +0.55%, 1.47% *, Mandatory Put 1/30/2018 @ 100, 7/1/2038	4,885,000	4,887,247
Massachusetts, State Development Finance Agency Revenue, Suffolk University:
5.0%, 7/1/2023	1,000,000	1,159,860
5.0%, 7/1/2024	1,000,000	1,175,360
Massachusetts, State Port Authority Revenue, Series A, AMT, 5.0%, 7/1/2019	1,365,000	1,449,248
University of Massachusetts, Building Authority Revenue, Series 2, MUNIPSA +0.30%, 1.22% *, 11/1/2034	3,900,000	3,900,000

		12,571,715

Michigan 3.1%
Michigan, State Finance Authority Revenue, Henry Ford Health System, 5.0%, 11/15/2023	500,000	587,020
Michigan, State Finance Authority Revenue, Unemployment Obligation Assessment, Series B, 5.0%, 7/1/2021	4,175,000	4,288,560
Michigan, State Hospital Finance Authority Revenue, Ascension Health Credit Group:
Series B-3, Prerefunded 2/1/2018 @ 100, 0.95%, 11/15/2033	35,000	34,988

The accompanying notes are an integral part of the financial statements.

Deutsche Short-Term Municipal Bond Fund	15

	Principal Amount ($)	Value ($)
Series B-3, 0.95%, Mandatory Put 2/1/2018 @ 100, 11/15/2033	965,000	964,517
Michigan, State Hospital Finance Authority Revenue, Ascension Health Senior Credit Group, Series B, 5.0%, 11/15/2020	3,000,000	3,226,350

		9,101,435

Mississippi 1.4%
Mississippi, State Development Bank Special Obligation, Department of Corrections:
Series D, Prerefunded 8/1/2020 @ 100, 5.0%, 8/1/2021	1,880,000	2,069,241
Series D, 5.0%, 8/1/2021	1,815,000	1,991,490

		4,060,731

Missouri 0.6%
Missouri, State Highways & Transit Commission, Road Revenue, Series A, 5.0%, 5/1/2019	1,250,000	1,322,000
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Homeownership Loan Program, Series D, 4.8%, 3/1/2040	215,000	219,805
Missouri, State Housing Development Commission, Single Family Mortgage Revenue, Special Homeownership Loan Program Market Bonds, Series E-1, 5.0%, 11/1/2027	155,000	160,537

		1,702,342

Nebraska 0.3%
Nebraska, State Investment Finance Authority, Single Family Housing Revenue:
Series A, 2.5%, 9/1/2034	80,000	80,146
Series E, 3.0%, 3/1/2043	160,000	161,702
Series C, 4.5%, 9/1/2043	580,000	591,983

		833,831

Nevada 1.5%
Clark County, NV, School District, Series A, 5.0%, 6/15/2019	3,040,000	3,223,677
Nevada, State General Obligation, Series E, 5.0%, 2/1/2018	1,065,000	1,075,415

		4,299,092

New Jersey 1.8%
New Jersey, State Economic Development Authority Revenue, Series B, 5.0%, 11/1/2018	2,000,000	2,062,360
New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 3.125%, 7/1/2029	440,000	433,840
New Jersey, State Health Care Facilities Financing Authority Revenue, Princeton Healthcare System, Series A, 5.0%, 7/1/2018	540,000	552,026

The accompanying notes are an integral part of the financial statements.

16	Deutsche Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
New Jersey, State Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, Series A-2, 5.0%, 6/15/2023	2,300,000	2,351,290

		5,399,516

New Mexico 0.1%
New Mexico, Mortgage Finance Authority, Single Family Mortgage, “I”, Series D, 5.35%, 9/1/2040	185,000	194,380

New York 12.9%
New York, General Obligation, Series A, 5.0%, 8/1/2019	1,000,000	1,066,030
New York, Metropolitan Transportation Authority Revenue:
Series D-2, MUNIPSA +0.36%, 1.28% *, Mandatory Put 11/15/2017 @ 100, 11/15/2044	2,200,000	2,199,736
Series D-2B, 0.69% of 1-month USD-LIBOR +0.60%, 1.452% *, Mandatory Put 5/15/2018 @ 100, 11/1/2032, INS: AGMC	2,800,000	2,800,812
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Series A-2B, MUNIPSA +0.58%, 1.5% *, Mandatory Put 11/1/2019 @ 100, 11/1/2031	4,000,000	4,013,720
New York, State Thruway Authority, Series J, 5.0%, 1/1/2024	7,000,000	8,310,190
New York, State Transportation Development Corp., Special Facilities Revenue, Terminal One Group Association LP, AMT, 5.0%, 1/1/2018	5,000,000	5,030,850
New York, Triborough Bridge & Tunnel Authority Revenues, Series ABCD-4, MUNIPSA +0.35%, 1.27% *, 1/1/2018, INS: AGMC	1,835,000	1,834,926
New York, TSASC, Inc., Series B, 5.0%, 6/1/2019	300,000	313,212
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second Generation:
Series DD-3B, 0.92% **, 11/1/2017, SPA: State Street Bank & Trust Co.	1,700,000	1,700,000
Series DD-3A, 0.92% **, 11/1/2017, SPA: U.S. Bank NA	1,000,000	1,000,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax, Series A-6, 0.92% **, 11/1/2017, SPA: State Street Bank & Trust Co.	1,700,000	1,700,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Fiscal 2015, Series A-3, 0.94% **, 11/1/2017, SPA: Mizuho Bank Ltd.	1,635,000	1,635,000
New York, NY, General Obligation:
Series I-1, 5.0%, 8/1/2019	1,000,000	1,066,030
Series A-1, 5.0%, 8/1/2019	3,000,000	3,198,090
Port Authority of New York & New Jersey, Series 188, AMT, 5.0%, 5/1/2023	1,535,000	1,791,867

		37,660,463

The accompanying notes are an integral part of the financial statements.

Deutsche Short-Term Municipal Bond Fund	17

	Principal Amount ($)	Value ($)

North Carolina 1.9%
Durham, NC, General Obligation, 5.0%, 9/1/2019	1,000,000	1,070,280
North Carolina, State Housing Finance Agency, Home Ownership Revenue, Series 38-B, 4.0%, 7/1/2047	1,000,000	1,078,000
North Carolina, State Limited Obligation, Series A, 5.0%, 5/1/2019	1,815,000	1,920,106
Raleigh, NC, Combined Enterprise Systems Revenue, Series B, 5.0%, 12/1/2024	1,295,000	1,578,929

		5,647,315

North Dakota 0.5%
North Dakota, State Housing Finance Agency, Home Mortgage Housing Finance Program, Series A, 4.0%, 7/1/2047	1,400,000	1,519,434

Ohio 1.2%
Franklin County, OH, Hospital Revenue, OhioHealth Corp., Series B, 4.0% *, Mandatory Put 11/1/2018 @ 100, 11/15/2033	1,000,000	1,027,840
Ohio, State Higher Educational Facility Commission Revenue, Cleveland Clinic Health, Series A, Prerefunded 1/1/2018 @ 100, 5.25%, 1/1/2019	2,500,000	2,517,400
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series E, 5.0%, 9/1/2039	75,000	75,973

		3,621,213

Oregon 1.5%
Oregon, State Housing & Community Services Department, Mortgage Revenue, Single Family Mortgage Program, Series B, AMT, 5.0%, 7/1/2030	1,185,000	1,254,026
Oregon, State Tax Anticipation Notes, Series A, 5.0%, 9/28/2018	3,000,000	3,106,500

		4,360,526

Pennsylvania 5.4%
Pennsylvania, State Economic Development Financing Authority Revenue, UPMC Obligated Group, 5.0%, 3/15/2024	1,000,000	1,186,440
Pennsylvania, State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. Project, AMT, 1.18% *, Mandatory Put 2/1/2018 @ 100, 8/1/2045, GTY: Waste Management, Inc.	2,000,000	2,000,000
Pennsylvania, State Economic Development Financing Authority, Solid Waste Disposal, Republic Services, Inc., Series A, AMT, 1.2% *, Mandatory Put 1/2/2018 @ 100, 4/1/2019	1,500,000	1,499,850

The accompanying notes are an integral part of the financial statements.

18	Deutsche Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Pennsylvania, State Economic Development Financing Authority, Unemployment Compensation Revenue, Series B, 5.0%, 7/1/2021	785,000	797,749
Pennsylvania, State Housing Finance Agency, Single Family Mortgage Revenue:
Series 119, 3.5%, 10/1/2041	2,020,000	2,119,606
Series 122, 4.0%, 10/1/2046	830,000	890,432
Pennsylvania, State Turnpike Commission Revenue:
Series B-1, MUNIPSA +0.88%, 1.8% *, 12/1/2020	2,000,000	2,019,880
Series B, MUNIPSA +1.15%, 2.07% *, 12/1/2019	1,500,000	1,519,590
Series A-1, 5.0%, 12/1/2024	1,000,000	1,197,860
Philadelphia, PA, Airport Revenue, Series A, AMT, 5.0%, 6/15/2019	1,195,000	1,264,226
Philadelphia, PA, Gas Works Revenue, 1998 General Ordinance, Series 14, 5.0%, 10/1/2022	1,000,000	1,157,990

		15,653,623

South Carolina 0.4%
South Carolina, Beaufort-Jasper Water & Sewer Authority, Waterworks & Sewer System Revenue, Series B, 5.0%, 3/1/2018	1,000,000	1,012,280

South Dakota 1.2%
South Dakota, Housing Development Authority, Homeownership Mortgage:
Series B, 4.0%, 11/1/2047	2,500,000	2,716,900
Series A, AMT, 4.5%, 5/1/2031	840,000	893,298

		3,610,198

Tennessee 2.1%
Tennessee, Housing Development Agency, Residential Financing Program Revenue, Series 1C, 3.0%, 7/1/2038	1,195,000	1,224,027
Tennessee, State Energy Acquisition Corp., Gas Revenue, Series A, 4.0%, Mandatory Put 5/1/2023 @ 100, 5/1/2048 (a)	2,250,000	2,462,985
Tennessee, State General Obligation, Series C, Prerefunded 5/1/2018 @ 100, 5.0%, 5/1/2023	1,675,000	1,708,399
Tennessee, State Housing Development Agency, Homeownership Program:
Series 2C, 4.0%, 7/1/2038	380,000	394,820
Series 1A, AMT, 4.5%, 1/1/2038	390,000	408,404

		6,198,635

Texas 22.4%
Allen, TX, Independent School District, 5.0%, 2/15/2024	1,000,000	1,116,230
Alvin, TX, Independent School District, School House:
Series B, 0.95% *, Mandatory Put 8/15/2018 @ 100, 2/15/2039	4,000,000	3,995,600
Series C, 5.0%, 2/15/2018	1,575,000	1,592,923

The accompanying notes are an integral part of the financial statements.

Deutsche Short-Term Municipal Bond Fund	19

	Principal Amount ($)	Value ($)
Austin, TX, Independent School District Building, 5.0%, 8/1/2019	2,500,000	2,665,075
Central Texas, Regional Mobility Authority Revenue, Senior Lien, Series B, 5.0%, Mandatory Put 1/7/2021 @ 100, 1/1/2045	1,000,000	1,089,120
Clifton, TX, Higher Education Finance Corp. Education Revenue, IDEA Public Schools, 3.0%, 8/15/2019	1,000,000	1,030,440
Corpus Christi, TX, Independent School District Building, Series A, 2.0%, Mandatory Put 8/15/2019 @ 100, 8/15/2047	1,125,000	1,137,848
Dickinson, TX, Independent School District, 5.0%, 2/15/2019	3,210,000	3,368,125
Fort Bend, TX, Independent School District Building:
Series A, 0.9%, Mandatory Put 8/1/2018 @ 100, 8/1/2040	1,955,000	1,952,243
Series B, 1.35%, Mandatory Put 8/1/2019 @ 100, 8/1/2040	1,000,000	999,990
Fort Bend, TX, Independent School District, Green Bond, Series C, 1.35%, Mandatory Put 8/1/2020 @ 100, 8/1/2042	3,000,000	2,990,310
Frisco, TX, Independent School District Building, Series A, 5.0%, 8/15/2019	1,000,000	1,063,450
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Memorial Herman Hospital Health System, Series B, MUNIPSA +0.58%, 1.5% *, Mandatory Put 12/1/2019 @ 100, 12/1/2042	4,000,000	4,013,000
Houston, TX, General Obligation, Series A, 5.0%, 3/1/2024	1,000,000	1,188,650
Houston, TX, Independent School District:
Series A-2, 3.0%, Mandatory Put 6/1/2019 @ 100, 6/1/2039	1,205,000	1,235,788
5.0%, 2/15/2018	3,265,000	3,302,156
Lewisville, TX, Independent School District Building, 3.0%, 8/15/2019	6,000,000	6,193,440
North Texas, State Municipal Water District, Water System Revenue, 5.25%, 9/1/2019	3,000,000	3,223,260
Plano, TX, Independent School District, Series B, 5.0%, 2/15/2018	1,000,000	1,011,380
San Antonio, TX, Electric & Gas Systems Revenue, Series B, 2.0%, Mandatory Put 12/1/2021 @ 100, 2/1/2033	1,750,000	1,765,102
Spring Branch, TX, Independent School District, Series A-1, 2.5%, Mandatory Put 6/15/2018 @ 100, 6/15/2041	2,500,000	2,521,700
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, Prerefunded 8/15/2020 @ 100, 5.25%, 8/15/2021	2,435,000	2,703,415
Texas, Dallas-Fort Worth International Airport Revenue:
Series D, 5.0%, 11/1/2022	1,485,000	1,644,147
Series D, 5.0%, 11/1/2023	2,890,000	3,198,825
Texas, Love Field Airport Modernization Corp., General Airport Revenue, AMT, 5.0%, 11/1/2021	500,000	563,500
Texas, State General Obligation, Series B-2, 2.0%, Mandatory Put 8/1/2019 @ 100, 8/1/2025	1,145,000	1,145,504

The accompanying notes are an integral part of the financial statements.

20	Deutsche Short-Term Municipal Bond Fund

	Principal Amount ($)	Value ($)
Texas, State Tax & Revenue Anticipation Notes, 4.0%, 8/30/2018	3,000,000	3,071,430
Texas, State Transportation Commission Mobility Fund, Series B, MUNIPSA +0.38%, 1.3% *, Mandatory Put 10/1/2018 @ 100, 10/1/2041	2,500,000	2,501,950
Texas, State Water Financial Assistance, Series A2, 2.0%, Mandatory Put 2/1/2018 @ 100, 8/1/2029	2,145,000	2,146,266
West Harris County, TX, Regional Water Authority, Water Systems Revenue, 5.0%, 12/15/2017	1,270,000	1,275,906

		65,706,773

Utah 3.8%
Utah, State General Obligation, 5.0%, 7/1/2019	10,325,000	10,988,691

Virginia 4.6%
Arlington County, VA, General Obligation, 5.0%, 8/15/2019	2,860,000	3,056,168
Henrico County, VA, Water & Sewer Revenue, Prerefunded 5/1/2019 @ 100, 5.0%, 5/1/2025	1,165,000	1,233,001
Richmond, VA, Public Improvement, Series A, Prerefunded 7/15/2019 @ 100, 5.0%, 7/15/2027	1,400,000	1,492,330
Virginia, State College Building Authority, Educational Facilities Revenue, 21st Century College Program, Series C, 5.0%, 2/1/2019	4,000,000	4,192,640
Virginia, State Resource Authority, Clean Water Revenue, State Revolving Fund, Prerefunded 10/1/2019 @ 100, 5.0%, 10/1/2025	3,345,000	3,592,028

		13,566,167

Washington 0.5%
Snohomish County, WA, School District No. 201, Series B, 3.5%, 12/1/2019	1,500,000	1,570,350

Wisconsin 0.4%
Wisconsin, State Health & Educational Facilities Authority Revenue, Froedtert Health, Inc. Obligated Group, Series A, 5.0%, 4/1/2024	1,000,000	1,187,070
Total Municipal Bonds and Notes (Cost $295,281,691)		298,720,469

	Shares	Value ($)

Open-End Investment Company 0.1%
BlackRock Muni Fund, 0.73% *** (Cost $203,331)	203,331	203,331

The accompanying notes are an integral part of the financial statements.

Deutsche Short-Term Municipal Bond Fund	21

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $295,485,022)	102.2	298,923,800
Other Assets and Liabilities, Net	(2.2)	(6,447,191)

Net Assets	100.0	292,476,609

*	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of October 31, 2017. Maturity date reflects the earlier of reset date or stated maturity date.

***	Current yield; not a coupon rate.

(a)	When-issued security.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

INS: Insured

LIBOR: London Interbank Offered Rate.

MUNIPSA: SIFMA Municipal Swap Index Yield

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SIFMA: Securities Industry and Financial Market Association

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds and Notes (b)	$—	$298,720,469	$—	$298,720,469
Open-End Investment Company	203,331	—	—	203,331
Total	$203,331	$298,720,469	$—	$298,923,800

There have been no transfers between fair value measurement levels during the year ended October 31, 2017.

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

22	Deutsche Short-Term Municipal Bond Fund

Statement of Assets and Liabilities

as of October 31, 2017

Assets
Investments in securities, at value (cost $295,485,022)	$298,923,800
Receivable for investments sold	496,986
Receivable for Fund shares sold	74,958
Interest receivable	3,071,560
Other assets	26,897
Total assets	302,594,201

Liabilities
Payable for investments purchased	1,000,000
Payable for investments purchased — when-issued securities	7,706,643
Payable for Fund shares redeemed	971,288
Distributions payable	63,860
Accrued management fee	36,512
Accrued Trustees’ fees	4,058
Other accrued expenses and payables	335,231
Total liabilities	10,117,592
Net assets, at value	$292,476,609

Net Assets Consist of
Accumulated distributions in excess of net investment income	(47,412)
Net unrealized appreciation (depreciation) on investments	3,438,778
Accumulated net realized gain (loss)	(1,011,301)
Paid-in capital	290,096,544
Net assets, at value	$292,476,609

The accompanying notes are an integral part of the financial statements.

Deutsche Short-Term Municipal Bond Fund	23

Statement of Assets and Liabilities as of October 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($120,910,822 ÷ 11,968,181 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.10
Maximum offering price per share (100 ÷ 98.00 of $10.10)	$10.31
Class C
Net Asset Value offering and redemption price per share ($13,974,682 ÷ 1,383,782 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.10
Class S
Net Asset Value offering and redemption price per share ($113,083,567 ÷ 11,207,795 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.09
Institutional Class
Net Asset Value offering and redemption price per share ($44,507,538 ÷ 4,405,520 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.10

The accompanying notes are an integral part of the financial statements.

24	Deutsche Short-Term Municipal Bond Fund

Statement of Operations

for the year ended October 31, 2017

Investment Income
Income:
Interest	$6,135,450
Expenses:
Management fee	1,233,806
Administration fee	308,452
Services to shareholders	389,545
Distribution and service fees	499,146
Custodian fee	5,740
Professional fees	105,682
Reports to shareholders	41,585
Registration fees	79,278
Trustees’ fees and expenses	17,023
Other	42,109
Total expenses before expense reductions	2,722,366
Expense reductions	(626,288)
Total expenses after expense reductions	2,096,078
Net investment income	4,039,372

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	545,248
Change in net unrealized appreciation (depreciation) on investments	(2,305,111)
Net gain (loss)	(1,759,863)
Net increase (decrease) in net assets resulting from operations	$2,279,509

The accompanying notes are an integral part of the financial statements.

Deutsche Short-Term Municipal Bond Fund	25

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income	$4,039,372	$4,241,408
Net realized gain (loss)	545,248	3,902,665
Change in net unrealized appreciation (depreciation)	(2,305,111)	(5,049,159)
Net increase (decrease) in net assets resulting from operations	2,279,509	3,094,914
Distributions to shareholders from:
Net investment income:
Class A	(1,703,564)	(1,973,093)
Class B	—	(18)*
Class C	(83,436)	(90,731)
Class S	(1,659,349)	(1,129,658)
Institutional Class	(593,022)	(1,047,914)
Total distributions	(4,039,371)	(4,241,414)
Fund share transactions:
Proceeds from shares sold	144,630,105	103,114,068
Reinvestment of distributions	3,589,124	3,222,908
Payments for shares redeemed	(152,839,012)	(196,754,805)
Net increase (decrease) in net assets from Fund share transactions	(4,619,783)	(90,417,829)
Increase (decrease) in net assets	(6,379,645)	(91,564,329)
Net assets at beginning of year	298,856,254	390,420,583
Net assets at end of year (including accumulated distributions in excess of net investment income of $47,412 and $47,413, respectively)	$292,476,609	$298,856,254

*	For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

26	Deutsche Short-Term Municipal Bond Fund

Financial Highlights

	Years Ended October 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.16	$10.21	$10.26	$10.21	$10.34
Income (loss) from investment operations:
Net investment income[a]	.13	.12	.09	.09	.10
Net realized and unrealized gain (loss)	(.06)	(.05)	(.05)	.05	(.13)
Total from investment operations	.07	.07	.04	.14	(.03)
Less distributions from:
Net investment income	(.13)	(.12)	(.09)	(.09)	(.10)
Net asset value, end of period	$10.10	$10.16	$10.21	$10.26	$10.21
Total Return (%)[b,c]	.67	.66	.42	1.37	(.31)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	158	189	222	294
Ratio of expenses before expense reductions (%)	.91	.90	.89	.90	.90
Ratio of expenses after expense reductions (%)	.73	.73	.76	.73	.74
Ratio of net investment income (%)	1.26	1.15	.91	.87	.96
Portfolio turnover rate (%)	89	81	26	36	41

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

Deutsche Short-Term Municipal Bond Fund	27

	Years Ended October 31,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.16	$10.20	$10.26	$10.21	$10.33
Income (loss) from investment operations:
Net investment income[a]	.05	.04	.02	.01	.02
Net realized and unrealized gain (loss)	(.06)	(.04)	(.06)	.05	(.12)
Total from investment operations	(.01)	.00 *	(.04)	.06	(.10)
Less distributions from:
Net investment income	(.05)	(.04)	(.02)	(.01)	(.02)
Net asset value, end of period	$10.10	$10.16	$10.20	$10.26	$10.21
Total Return (%)[b,c]	(.08)	.01	(.43)	.61	(.96)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	20	25	33	39
Ratio of expenses before expense reductions (%)	1.68	1.67	1.67	1.67	1.66
Ratio of expenses after expense reductions (%)	1.48	1.48	1.51	1.48	1.49
Ratio of net investment income (%)	.51	.40	.16	.12	.21
Portfolio turnover rate (%)	89	81	26	36	41

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

28	Deutsche Short-Term Municipal Bond Fund

	Years Ended October 31,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.15	$10.19	$10.25	$10.20	$10.32
Income (loss) from investment operations:
Net investment income[a]	.14	.13	.11	.10	.11
Net realized and unrealized gain (loss)	(.06)	(.04)	(.06)	.05	(.12)
Total from investment operations	.08	.09	.05	.15	(.01)
Less distributions from:
Net investment income	(.14)	(.13)	(.11)	(.10)	(.11)
Net asset value, end of period	$10.09	$10.15	$10.19	$10.25	$10.20
Total Return (%)[b]	.82	.91	.48	1.52	(.06)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	81	74	96	167
Ratio of expenses before expense reductions (%)	.81	.74	.76	.71	.70
Ratio of expenses after expense reductions (%)	.58	.58	.61	.58	.59
Ratio of net investment income (%)	1.41	1.30	1.06	1.03	1.11
Portfolio turnover rate (%)	89	81	26	36	41

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

Deutsche Short-Term Municipal Bond Fund	29

	Years Ended October 31,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.16	$10.20	$10.26	$10.21	$10.34
Income (loss) from investment operations:
Net investment income[a]	.15	.14	.12	.12	.12
Net realized and unrealized gain (loss)	(.06)	(.04)	(.06)	.05	(.13)
Total from investment operations	.09	.10	.06	.17	(.01)
Less distributions from:
Net investment income	(.15)	(.14)	(.12)	(.12)	(.12)
Net asset value, end of period	$10.10	$10.16	$10.20	$10.26	$10.21
Total Return (%)[b]	.92	1.02	.58	1.63	(.06)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	40	101	172	85
Ratio of expenses before expense reductions (%)	.66	.65	.64	.60	.59
Ratio of expenses after expense reductions (%)	.48	.48	.51	.48	.49
Ratio of net investment income (%)	1.51	1.39	1.15	1.12	1.21
Portfolio turnover rate (%)	89	81	26	36	41

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

30	Deutsche Short-Term Municipal Bond Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Short-Term Municipal Bond Fund (the “Fund”) is a diversified series of Deutsche Municipal Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Deutsche Short-Term Municipal Bond Fund	31

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

32	Deutsche Short-Term Municipal Bond Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $1,011,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or October 31, 2018, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax

Deutsche Short-Term Municipal Bond Fund	33

regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$16,448
Capital loss carryforwards	$(1,011,000)
Net unrealized appreciation (depreciation) on investments	$3,438,778

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $295,485,022. The net unrealized appreciation for all investments based on tax cost was $3,438,778. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $3,883,587 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $444,809.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2017	2016
Tax-exempt income	$4,039,371	$4,241,414

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.

34	Deutsche Short-Term Municipal Bond Fund

B. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $302,943,353 and $268,635,596, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of .40% of the Fund’s average daily net assets.

For the period from November 1, 2016 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.73%
Class C	1.48%
Class S	.58%
Institutional Class	.48%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as

Deutsche Short-Term Municipal Bond Fund	35

extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.71%
Class C	1.46%
Class S	.56%
Institutional Class	.46%

For the year ended October 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$249,875
Class C	33,172
Class S	270,634
Institutional Class	72,607
$626,288

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $308,452, of which $25,111 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$4,863	$1,612
Class C	1,107	441
Class S	4,932	2,017
Institutional Class	847	478
	$11,749	$4,548

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares.

36	Deutsche Short-Term Municipal Bond Fund

For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$123,497	$9,078

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$334,905	$77,611	.25%
Class C	40,744	9,463	.25%
	$375,649	$87,074

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017, aggregated $1,280.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $920. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2017, DDI received $8,121 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,456, of which $7,260 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual

Deutsche Short-Term Municipal Bond Fund	37

commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	2,202,961	$22,228,481	2,504,873	$25,570,382
Class C	110,407	1,112,496	192,997	1,968,597
Class S	10,181,471	102,614,946	5,899,682	60,192,394
Institutional Class	1,844,066	18,674,182	1,505,637	15,382,695
		$144,630,105		$103,114,068

Shares issued to shareholders in reinvestment of distributions
Class A	146,053	$1,477,372	165,679	$1,691,354
Class B	—	—	2 *	18 *
Class C	6,802	68,789	6,857	69,968
Class S	150,980	1,525,768	91,306	930,957
Institutional Class	51,119	517,195	51,970	530,611
		$3,589,124		$3,222,908

Shares redeemed
Class A	(5,936,992)	$(59,916,581)	(5,659,398)	$(57,811,624)
Class B	—	—	(5,016)*	(51,141)*
Class C	(666,817)	(6,737,839)	(742,958)	(7,579,957)
Class S	(7,136,124)	(72,027,076)	(5,278,104)	(53,822,354)
Institutional Class	(1,403,168)	(14,157,516)	(7,586,804)	(77,489,729)
		$(152,839,012)		$(196,754,805)

Net increase (decrease)
Class A	(3,587,978)	$(36,210,728)	(2,988,846)	$(30,549,888)
Class B	—	—	(5,014)*	(51,123)*
Class C	(549,608)	(5,556,554)	(543,104)	(5,541,392)
Class S	3,196,327	32,113,638	712,884	7,300,997
Institutional Class	492,017	5,033,861	(6,029,197)	(61,576,423)
		$(4,619,783)		$(90,417,829)

*	For the period from November 1, 2015 to February 10, 2016 (see Note A).

38	Deutsche Short-Term Municipal Bond Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche Municipal Trust and Shareholders of the Deutsche Short-Term Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Short-Term Municipal Bond Fund (the “Fund”) as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, broker, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
December 20, 2017

Deutsche Short-Term Municipal Bond Fund	39

Information About Your Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

40	Deutsche Short-Term Municipal Bond Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,004.60	$1,000.80	$1,005.30	$1,005.90
Expenses Paid per $1,000*	$3.69	$7.46	$2.93	$2.43

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.53	$1,017.74	$1,022.28	$1,022.79
Expenses Paid per $1,000*	$3.72	$7.53	$2.96	$2.45

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Short-Term Municipal Bond Fund	.73%	1.48%	.58%	.48%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended October 31, 2017, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche Short-Term Municipal Bond Fund	41

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Short-Term Municipal Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

42	Deutsche Short-Term Municipal Bond Fund

Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2016.

Deutsche Short-Term Municipal Bond Fund	43

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

44	Deutsche Short-Term Municipal Bond Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of

Deutsche Short-Term Municipal Bond Fund	45

numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

46	Deutsche Short-Term Municipal Bond Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—

Deutsche Short-Term Municipal Bond Fund	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—

48	Deutsche Short-Term Municipal Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche Short-Term Municipal Bond Fund	49

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

50	Deutsche Short-Term Municipal Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728 -3337.

Deutsche Short-Term Municipal Bond Fund	51

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting“at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

52	Deutsche Short-Term Municipal Bond Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SRMAX	SRMCX	SRMSX	MGSMX
CUSIP Number	25158T 863	25158T 889	25158T 806	25158T 830
Fund Number	436	736	2336	536

Deutsche Short-Term Municipal Bond Fund	53

DSTMBF-2

(R-024968-7 12/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche short term municipal bond Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$74,116	$0	$0	$0
2016	$72,339	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Short-Term Municipal Bond Fund, a series of Deutsche Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017